Exhibit 99.B(17)

YOUR VOTE IS IMPORTANT!
Proxy Tabulator	Vote on the Internet
PO Box 55909 Boston, MA 02205-5909	Please go to the electronic voting site at www.2voteproxy.com/rsinvestments. Follow the on-line instructions. If you vote by internet, you do not have to return your card.
Vote by Phone
Please call us toll-free at 1-800-830-3542, and follow the instructions provided. If you vote by telephone, you do not have to return your card.
Vote by Mail
Mark, sign, and date your card and return it promptly. Ensure the address below shows through the window of the enclosed postage paid return envelope.

PROXY TABULATOR PO BOX 55909 BOSTON, MA 02205-5908

PROXY	PROXY

Funds	Funds	Funds	Funds
RS Large Cap Alpha VIP Series	RS International VIP Series	RS Investment Quality Bond VIP Series	RS High Yield VIP Series
RS Small Cap Growth Equity VIP Series	RS Emerging Markets VIP Series	RS Low Duration Bond VIP Series	RS S&P 500 Index VIP Series

PROXY SOLICITED BY THE BOARD OF TRUSTEES

OF RS VARIABLE PRODUCTS TRUST

FOR MEETINGS OF SHAREHOLDERS TO BE HELD ON MAY 19, 2016

The undersigned hereby appoints Nina Gupta, Marianne Clark and Jessica Hale, and each of them separately, proxies, with power of substitution to each, and thereby authorizes them to represent and to vote, as designated on the reverse side, at the Meetings of Shareholders to be held on May 19, 2016, at 9:00 a.m., Pacific Time, at One Bush Street, Suite 900, San Francisco, California 94104, and at any adjournments thereof, all of the shares of each series of RS Variable Products Trust which the undersigned would be entitled to vote if personally present. Receipt of the related Proxy Statement and accompanying Notice of Meeting that describes the matter to be considered and voted on is hereby acknowledged.

THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S).

Note: Please sign exactly as your name appears on this card. If you are a joint owner, each owner should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, please sign in partnership name.

Signature

Signature (if held jointly)

Date

Proposals listed on reverse side.	RSI16 - PROXY - V4

SUBMIT THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meetings to Be Held on May 19, 2016
The Proxy Statement and Proxy Card for these Meetings are available at:
www.2voteproxy.com/rsinvestments

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE TRUSTEES UNANIMOUSLY RECOMMEND A VOTE “FOR” EACH PROPOSAL LISTED BELOW.

TO VOTE, PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

Proposal: To approve the Agreement and Plan of Reorganization (the “Agreement”) by and among RS Variable Products Trust, on behalf of the Acquired Fund, Victory Variable Insurance Funds, on behalf of the corresponding Acquiring Fund, RS Investment Management Co. LLC, and Victory Capital Management Inc.

	FOR	AGAINST	ABSTAIN

1.

Approval of the Agreement providing for the reorganization of RS Large Cap Alpha VIP Series (“Acquired Fund”) into Victory RS Large Cap Alpha VIP Series (“Acquiring Fund”). (Only shareholders of RS Large Cap Alpha VIP Series will vote on Proposal 1.)

	☐	☐	☐

2.

Approval of the Agreement providing for the reorganization of RS Small Cap Growth Equity VIP Series (“Acquired Fund”) into Victory RS Small Cap Growth Equity VIP Series (“Acquiring Fund”). (Only shareholders of RS Small Cap Growth Equity VIP Series will vote on Proposal 2.)

	☐	☐	☐

3.

Approval of the Agreement providing for the reorganization of RS International VIP Series (“Acquired Fund”) into Victory RS International VIP Series (“Acquiring Fund”). (Only shareholders of RS International VIP Series will vote on Proposal 3.)

	☐	☐	☐

4.

Approval of the Agreement providing for the reorganization of RS Emerging Markets VIP Series (“Acquired Fund”) into Victory RS Emerging Markets VIP Series (“Acquiring Fund”). (Only shareholders of RS Emerging Markets VIP Series will vote on Proposal 4.)

	☐	☐	☐

5.

Approval of the Agreement providing for the reorganization of RS Investment Quality Bond VIP Series (“Acquired Fund”) into Victory INCORE Investment Quality Bond VIP Series (“Acquiring Fund”). (Only shareholders of RS Investment Quality Bond VIP Series will vote on Proposal 5.)

	☐	☐	☐

6.

Approval of the Agreement providing for the reorganization of RS Low Duration Bond VIP Series (“Acquired Fund”) into Victory INCORE Low Duration Bond VIP Series (“Acquiring Fund”). (Only shareholders of RS Low Duration Bond VIP Series will vote on Proposal 6.)

	☐	☐	☐

7.

Approval of the Agreement providing for the reorganization of RS High Yield VIP Series (“Acquired Fund”) into Victory High Yield VIP Series (“Acquiring Fund”). (Only shareholders of RS High Yield VIP Series will vote on Proposal 7.)

	☐	☐	☐

8.

Approval of the Agreement providing for the reorganization of RS S&P 500 Index VIP Series (“Acquired Fund”) into Victory S&P 500 Index VIP Series (“Acquiring Fund”). (Only shareholders of RS S&P 500 Index VIP Series will vote on Proposal 8.)

	☐	☐	☐

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

RSI16 - PROXY - V4

EVERY CONTRACT OWNER’S VOTING INSTRUCTION IS IMPORTANT
Proxy Tabulator PO Box 55909 Boston, MA 02205-5909	Vote on the Internet
Please go to the electronic voting site at
www.2voteproxy.com/rsinvestments. Follow the on-line instructions. If you vote by internet, you do not have to return your Card.

Vote by Phone
Please call us toll-free at 1-800-830-3542, and follow the instructions provided. If you vote by telephone, you do not have to return your Card.

Vote by Mail
Mark, sign, and date your Card and return it promptly. Ensure the address below shows through the window of the enclosed postage paid return envelope.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5908

VOTING INSTRUCTION	VOTING INSTRUCTION

RS VIP SERIES NAME PRINTS HERE

VOTING INSTRUCTION CARD SOLICITED BY THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

AND THE BOARD OF TRUSTEES OF RS VARIABLE PRODUCTS TRUST

FOR MEETINGS OF SHAREHOLDERS TO BE HELD ON MAY 19, 2016

The undersigned, revoking any previously executed voting instruction cards, hereby directs The Guardian Insurance & Annuity Company, Inc. (“GIAC”) to vote all shares of the above-mentioned Fund in which the undersigned had an interest as a contract owner on March 4, 2016, as designated on the reverse side, at the Meetings of Shareholders to be held on May 19, 2016 at 9:00 a.m., Pacific Time, at One Bush Street, Suite 900, San Francisco, California 94104, and at any adjournment(s) thereof.

GIAC will follow voting instructions provided on a properly executed Voting Instruction Card. If you sign without otherwise indicating a vote on the Proposal, GIAC will vote “FOR” the Proposal. As to any other matter that may properly come before the Meetings, this Voting Instruction Card grants discretionary power to GIAC to vote upon such other matters in accordance with its judgment. Receipt of the related proxy statement and accompanying Notice of Meeting that describes the matter to be considered and voted on is hereby acknowledged.

If you fail to return this Voting Instruction Card or return it unsigned, depending on your separate account, GIAC will vote all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from the contract owners in the separate account.

Please sign exactly as name appears on this Voting Instruction Card. If you are a joint owner, each owner should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, please sign in partnership name.

Signature

Signature

Date

Proposal listed on reverse side.	RSI16 - VIC - V4

SUBMIT THIS VOTING INSTRUCTION CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meetings to Be Held on May 19, 2016

The Proxy Statement for these Meetings is available at:

www.2voteproxy.com/rsinvestments

GIAC IS AUTHORIZED TO VOTE IN ITS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETINGS. THE TRUSTEES OF RS VARIABLE PRODUCTS TRUST RECOMMEND A VOTE “FOR” APPROVAL OF THE PROPOSAL LISTED BELOW.

TO VOTE, PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

Proposal: To approve the Agreement and Plan of Reorganization (the “Agreement”) by and among RS Variable Products Trust, on behalf of the Acquired Fund, Victory Variable Insurance Funds, on behalf of the Acquiring Fund, RS Investment Management Co. LLC, and Victory Capital Management Inc.

	FOR	AGAINST	ABSTAIN

1. Approval of the Agreement providing for the reorganization of RS VIP Series (“Acquired Fund”) into Victory VIP Series (“Acquiring Fund”).

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

RSI16 - VIC - V4